05/09/2000 10:48            5093261872                       CHARLES A CLEVELAND

                               STATE OF WASHINGTON
                                                                        RECEIVED

                      DEPARTMENT OF FINANCIAL INSTITUTIONS
                               SECURITIES DIVISION
                   PO Box 9033, Olympia, Washington 98507-9033
      Telephone (360) 902-8760 o TDD (360) 664-8126 o FAX (360) 586-5068 o


SANDRA M VANDOURIS
CHARLES A CLEVELAND PS
ROCK POINTE CORPORATE CTR
N 1212 WASHINTON STE 304
SPOKANE WA 99201-2401

EXEMPTION ACKNOWLEDGEMENT
[WAC 460-44A-300/RCW 21-20.320(17)]
Subject:    NOVA OIL INC
            File No: E-260X3

Your notice of claim of exemption from registration for the exemption above was received on 05104/00. In order to obtain the protection of the exemption, all its conditions must be satisfied. The person claiming the availability of the exemption bas the burden of establishing that the exemption conditions have been satisfied with respect to each purchaser.

The Securities Administrator has not passed upon the offering opt the offering circular. This Exemption Acknowledgement does not purport to conclude that the exemption is available, nor does it relieve the claimant of the obligation to provide fall disclosure of all material facts and to comply with the antifraud and other provisions of the Securities Act, Ch. 21.20 RCW.

Please direct any questions to the person identified below.

Dated:  May 5, 2000

Contact Person:      Sara Moriarty, Customer Service Specialist
                      (360)902-8760 #2
                      smoriartyadfi.wa.gov